UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2025, the Company entered into employment agreements (each, an “Employment Agreement”) with Elad Shoval, as Chief Revenue Officer, David Allon, as Chief Operating Officer, and Jaz Williman, as Senior Systems Engineer – UGV (collectively, the “Executives”). Each Employment Agreement has an initial term of three (3) years, commencing on September 2, 2025, and is subject to automatic one-year renewals thereafter unless terminated by either party with at least thirty (30) days’ prior written notice.

Under the Employment Agreements:

●	Mr. Shoval will receive an initial base salary of $120,000 per year, increasing to $240,000 upon the Company achieving $10,000,000 in revenue during any ninety 90-day period, and further increasing to $360,000 upon achieving $60,000,000 in revenue during any ninety 90-day period, with subsequent adjustments to fair market rates. In addition, Mr. Shoval shall be eligible for an annually performance bonus targeted to be equal to 0.05% of the Company’s net revenue as reflected in the Company’s financial statements.

●	Mr. Allon will receive an initial base salary of $120,000 per year, increasing to $240,000 upon the Company achieving $10,000,000 in revenue during any ninety 90-day period, and further increasing to $360,000 upon achieving $60,000,000 in revenue during any ninety 90-day period, with subsequent adjustments to fair market rates. In addition, Mr. Allon shall be eligible for an annually performance bonus targeted to be equal to 0.5% of the Company’s net income as reflected in the Company’s financial statements.

●	Mr. Williman will receive an initial base salary of $120,000 per year, increasing to $200,000 upon the Company achieving $10,000,000 in revenue during any ninety 90-day period, and further increasing to $300,000 upon achieving $60,000,000 in revenue during any ninety 90-day period, with subsequent adjustments to fair market rates. In addition, Mr. Williman shall be eligible for an annually performance bonus targeted to be equal to 0.35% of the Company’s net income as reflected in the Company’s financial statements.

●	Each Executive is eligible for four (4) weeks of paid vacation per year, participation in the Company’s benefit plans (including medical, dental, vision, disability, life insurance, and 401(k) plans), and reimbursement of reasonable business expenses.

●	In the event of termination without cause or resignation for good reason, each Executive is entitled to severance equal to the greater of $600,000 or two (2) times their then-current base salary, payable within six (6) months of termination, subject to execution of a general release.

●	Upon a change in control followed by termination within three (3) months, all outstanding equity awards vest immediately, and severance becomes payable.

●	Each Employment Agreement includes standard provisions for termination for cause, death, disability, or without good reason, with limited payments in such cases.

Additionally, as a condition to entering into the Employment Agreements, each Executive entered into a Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement and a Mutual Agreement to Arbitrate with the Company.

Additionally, pursuant to the Employment Agreements and under 2025 Omnibus Equity Incentive Plan (the “Plan”) (subject to shareholder approval thereof), the Company granted nonstatutory stock options (each, an “Option”) to the Executives as follows:

●	Mr. Shoval was granted Options to purchase 500,000 shares of Common Stock.

●	Mr. Allon was granted Options to purchase 500,000 shares of Common Stock.

●	Mr. Williman was granted an Option to purchase 250,000 shares of Common Stock.

Each Option has an exercise price of $9.09 per share (the fair market value on the grant date) and vests in twelve (12) equal quarterly installments over four (4) years, commencing on the date of shareholder approval of the Plan (the “Approval Date”). The Options are exercisable for five (5) years from the grant date and allow for cashless exercise. The grants are contingent upon shareholder approval of the Plan; if not approved, the Options will be null and void.

Copies of the Employment Agreements for Mr. Allon, Mr. Shoval, and Mr. Williman are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the form of the Option agreement for Mr. Allon, Mr. Shoval, and Mr. Williman, as well as the form of Option for each of the subsidiarity three employees is filed as Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference. Copies of the form of Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement and the form of Mutual Agreement to Arbitrate are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Employment Agreements, Options, Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreements, and Mutual Agreements to Arbitrate are qualified in their entirety by reference to the full text of such agreements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated September 2, 2025, by and between the Company and Elad Shoval - CRO

10.2	Employment Agreement, dated September 2, 2025, by and between the Company and David Allon - COO

10.3	Employment Agreement, dated September 2, 2025, by and between the Company and Jez Williman - Senior Systems Engineer – UGV

10.4	Form of Nonstatutory Stock Option Agreement

10.5	Form of Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement (1)

10.6	Form of Mutual Agreement to Arbitrate (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on August 6, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2025

VisionWave Holdings, Inc.

By:	/s/ Noam Kenig
Name:	Noam Kenig
Title:	Chief Executive Officer